                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                Date of Report (date of earliest event reported):

                                 April 18, 2002
                         Commission File Number: 0-22076

                               DTVN Holdings, Inc.
        (Exact Name of Small Business Issuer as Specified in Its Charter)

                                    Delaware
         (State or Other Jurisdiction of Incorporation or Organization)

                                   76-0404904
                      (I.R.S. Employer Identification No.)

                          1801 Gateway Blvd, Suite 101
                             Richardson, Texas 75080
                    (Address of Principal Executive Offices)

                                 (972) 783-0284
                (Issuer's Telephone Number, Including Area Code)

         ---------------------------------------------------------------
   (Former Name, Former Address and Former Fiscal Year, if Changed Since Last
                                     Report)

ITEM 4.   CHANGES IN CERTIFYING ACCOUNTANT.

          (a)  Information Required by Item 304(a)(1) of Regulation S-K.

                  (i) On April 18, 2002, DTVN Holdings, Inc. (the "Company") received written notice dated April 17, 2002 that KPMG LLP ("KPMG") had resigned as the Company's independent public accountants.

                  (ii) The audit reports of KPMG on the Company's consolidated financial statements for the fiscal years ended December 31, 2000 and December 31, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

               KPMG's report on the consolidated financial statements of the Company as of and for the years ended December 31, 2001 and 2000, contained a separate paragraph stating that as discussed in note 1(b) to the consolidated financial statements, the Company's loss from operations, net working capital deficit, and the resulting dependence upon access to additional external financing raise substantial doubt about its ability to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                  (iii) KPMG's resignation was not recommended or approved by the Board of Directors or the Audit Committee of the Board of Directors of the Company.

                  (iv) In connection with the audits of the Company's consolidated financial statements for each of the fiscal years ended December 31, 2000 and December 31, 2001, and in the subsequent interim period through April 17, 2002, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference in connection with its opinion to the subject matter of the disagreement, except as follows:

               Certain matters involving internal control and its operation that KPMG considered to be reportable conditions under standards established by the American Institute of Certified Public Accountants were communicated by KPMG to the Board of Directors of the Company on February 15, 2002. This communication indicated that the Company does not have personnel with adequate knowledge of the SEC's Rules and Regulations regarding the application of accounting principles generally accepted in the United States of America and that KPMG recommends that the Company continue to expand its finance department to include such personnel.

               The Chairman of the Company's Board of Directors discussed this item with KPMG and the Company has authorized KPMG to respond fully to inquiries of any successor accountant concering this item.

                  (v) During the two most recent fiscal years and through the date of dismissal reportable events occurred as described above.

               The Company has furnished KPMG with a copy of the foregoing disclosure and requested KPMG to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the foregoing statements. A copy of the letter of KPMG to the Securities and Exchange Commission, dated April 24, 2002, is filed as Exhibit 16 hereto.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)    Financial statements of business acquired

                 Not applicable

          (b)    Pro forma financial information

                 Not applicable

          (c)    Exhibits

                 16    Letter from KPMG to the Securities and Exchange
                 Commission dated April 24, 2002.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     DTVN HOLDINGS, INC.


                                     By:   /s/  Philip N. O'Reilly
                                         ---------------------------------------
                                              Philip N. O'Reilly
                                              Chief Financial Officer,


Dated:  April 25, 2002


                                Index to Exhibits

Exhibit Number                       Description
---------------                      -----------------
16                                   Letter from KPMG to the Securities and
                                     Exchange Commission dated April 24, 2002, regarding change in certifying accountant.